COMMONWEALTH INDUSTRIES, INC.

                            1997 Stock Incentive Plan
                     As Amended and Restated April 23, 1999

                  1. Purpose. Pursuant to the terms and conditions of the Commonwealth Industries, Inc. 1997 Stock Incentive Plan (the "Plan") hereinafter set forth, the Committee specified in Section 2 may from time to time award to eligible employees (a) options ("Options") to purchase shares of the Common Stock, par value $.01 per share ("Common Stock"), of Commonwealth Industries, Inc. (the "Company") and (b) restricted or unrestricted Common Stock. In addition, Options and shares of Common Stock shall be granted to non-employee directors of the Company as provided in Section 7. All such Options, restricted and unrestricted Common Stock and shares are referred to herein as "Awards."

                  The purpose of the Plan is to enhance the ability of the Company and its subsidiaries to attract and retain employees and directors of outstanding ability and to provide employees and directors with an interest in the Company parallel to that of the Company's stockholders.

                  2. Administration. The Plan shall be administered by the Management Development and Compensation Committee of the Board of Directors (the "Board") of the Company, or any successor committee appointed by the Board (the "Committee"). It is intended that the Committee shall at all times consist of two or more directors, each of whom is a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange
Act") and an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

                  The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select employees of the Company or its subsidiaries who are to receive Awards, to make Awards, to determine the type, number and other terms and conditions of, and all matters relating to, Awards, to prescribe Award agreements and rules and regulations for the administration of the Plan and such agreements, to construe and interpret the Plan and Award agreements and to correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

                  Any action of the Committee shall be final, conclusive and binding upon all persons, including the Company and its subsidiaries and stockholders, employees and directors who have been granted an Award ("Participants") and persons claiming rights from or through a Participant.



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                  The  Committee  may  delegate  to  officers or managers of the
Company or a subsidiary of the Company, or committees thereof, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and to Award agreements.

                  The Committee and each member thereof shall be entitled, in good faith, to rely or act upon any report or other information furnished to the Committee by any officer or employee of the Company or a subsidiary of the Company, the Company's independent public accountants or any other adviser, consultant or service provider assisting in the administration of the Plan.

                  Members of the Committee and any officer or employee of the Company or a subsidiary of the Company acting at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan or any Award agreement, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.

                  3. Eligibility. Individuals eligible to receive Awards shall be the officers and other key employees of the Company and its subsidiaries selected by the Committee and, solely as provided in Section 7, each member of the Board who is not an employee of the Company or a subsidiary of the Company ("Non-Employee Director").

                  4. Shares Subject to the Plan. The maximum number of shares of Common Stock available for the grant of Awards under the Plan shall be 2,600,000 (of which no more than 1,350,000 shares may be issued pursuant to Awards under which a Participant may pay less for such shares than their Fair Market Value on the date of purchase), subject to adjustment pursuant to Section 13 and to the following provisions. If an Award granted under the Plan or the Company's 1995 Stock Incentive Plan ("1995 Plan") shall be canceled or expire without exercise of the Award, the shares subject to such Award shall be added to the shares available for Awards under the Plan. Any shares surrendered or withheld in payment of the exercise price of an Option granted under the Plan or the 1995 Plan or in satisfaction of any tax liabilities resulting from an Award under the Plan or the 1995 Plan, shall also be added to the number of shares available for Awards under the Plan. Shares of Common Stock may be made available under the Plan from authorized but unissued shares or from shares reacquired by the Company.

                  The number of shares of Common Stock with respect to which Options may be granted to any Participant during any calendar year shall not exceed 100,000, subject to adjustment under Section 13.



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                  5. Stock  Options.  The  Committee may from time to time grant
Options under the Plan to eligible employees. Options may be either nonqualified Options ("Nonqualified Stock Options") or Options which are intended to qualify under Section 422 of the Code ("Incentive Stock Options").

                  The price at which shares may be purchased upon exercise of an Option granted to an employee shall be fixed by the Committee, but shall be not less than the Fair Market Value of the Common Stock on the day of grant.

                  Unless otherwise determined by the Committee, the "Fair Market Value" of the Common Stock, as used in this Section 5 and elsewhere in the Plan, as of any day, shall be the mean between the highest and lowest reported sales price for that day of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ, or, if no Common Stock was traded on that day, on the next preceding day on which there was such a trade.

                  Options granted to employees shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, but no Option shall be exercisable after the expiration of 10 years from the date of grant. The Committee may alter or waive at any time any term or condition of an Option that is not mandatory under the Plan.

                  The Option price of each share as to which an Option is exercised shall be paid in full at the time of such exercise. The payment shall be made (a) in cash, (b) by surrender of shares of Common Stock owned by the holder of the Option for at least six months prior to exercise of the Option,
(c) to the extent authorized by the Committee, by surrender of shares of Common Stock owned by the holder of the Option for less than six months prior to the exercise of the Option (including shares of Common Stock otherwise receivable upon exercise of the Option), (d) through simultaneous sale through a broker of shares acquired upon exercise, as permitted under Regulation T of the Federal Reserve Board, (e) through additional methods prescribed by the Committee or (f) by a combination of any such methods. Any shares of Common Stock so delivered in payment shall be valued at their Fair Market Value on the exercise date, or on such other date as determined by the Committee for administrative convenience.

                  Except as otherwise determined by the Committee at or subsequent to grant, any Option granted to an employee and outstanding at the time of the termination of employment of that employee shall remain exercisable as follows:

                  (a) In the event of the termination of employment of the employee by reason of retirement on or after normal retirement date pursuant to a retirement


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         plan of the Company or any of its  subsidiaries  or total and permanent disability, the holder may, at any time within one year after that termination, but not later than the date of expiration of the Option, exercise the Option to the same extent, if any, as the Option was exercisable at the date of termination under the terms of the Option. The Option shall expire upon the termination of employment to the extent it was not then exercisable, and otherwise upon the earlier of the expiration of the one-year period or the date of expiration of the Option.

                  (b) In the event of the termination of employment by reason of death of the employee, any person or persons (including the legal representatives of the estate of the employee) who is the holder of the Option or to whom the Option shall pass by will or by the laws of descent and distribution may, at any time within one year after the date of death but not later than the date of expiration of the Option, exercise the Option to the same extent, if any, as the Option was exercisable at the date of death under the terms of the Option. The Option shall expire on the date of death to the extent it was not then exercisable, and otherwise upon the expiration of the earlier of the one-year period or the date of expiration of the Option.

                  (c) In the event of the termination of employment for any reason other than retirement, disability or death as aforesaid, the Option shall expire upon the termination of employment.

                  For purposes of the Plan a leave of absence, authorized in writing by the Company or a subsidiary of the Company, for military service or illness, or for any other purpose if the period of such leave does not exceed 90 days, or for any other purpose if the leave exceeds 90 days but reemployment is guaranteed by law or contract, shall not be deemed a termination of employment.

                  No Option may be transferred except by will or the laws of descent and distribution, provided that the Committee may determine that an Option may be transferred pursuant to a qualified domestic relations order within the meaning of Section 414(p) of the Code or by a Participant to one or more members of the Participant's immediate family, or to trusts or partnerships or limited liability companies established for such family members. For this purpose, immediate family means, except as otherwise defined by the Committee, the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws and persons related by reason of legal adoption. Such transferees may transfer an Option only by will or the laws of descent or distribution. An Option transferred pursuant to this paragraph shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of this Section 5 relating to the exercise of the Option upon the termination of employment of the Participant and shall be subject to such other rules as the


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Committee  shall  determine.  Except in the case of a  holder's  incapacity,  an
Option shall be exercisable only by the holder thereof.

                  6. Restricted and Unrestricted Stock. The Committee may from time to time award restricted or unrestricted Common Stock under the Plan to eligible employees. Shares of restricted Common Stock may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose, for such period (the "Restricted Period") as the Committee shall determine, except that the Restricted Period shall not be less than 12 months. The Committee may define the Restricted Period in terms of the passage of time or in any other manner it deems appropriate. The Committee may alter or waive at any time any term or condition of restricted Common Stock that is not mandatory under the Plan.

                  Unless otherwise determined by the Committee, upon termination of a Participant's employment for any reason prior to the end of the Restricted Period, the restricted Common Stock shall be forfeited and the Participant shall have no right with respect to the Award.

                  Except as restricted under the terms of the Plan and any Award agreement, any employee awarded restricted Common Stock shall have all the rights of a stockholder including, without limitation, the right to vote restricted Common Stock.

                  If a stock certificate is issued in respect of shares of restricted Common Stock, the certificate shall be registered in the name of the employee but shall be held by the Company for the account of the employee until the end of the Restricted Period.

                  The Committee may also award restricted Common Stock in the form of restricted Common Stock units having a value equal to an identical number of shares of Common Stock. Payment of restricted Common Stock units shall be made in shares of Common Stock or in cash or in a combination thereof (based upon the Fair Market Value of Common Stock on the day the Restricted Period expires), all as determined by the Committee in its sole discretion.

                  The transfer or sale of unrestricted shares of Common Stock may be made on such terms and conditions as the Committee may determine, and payment for such shares may be made in cash or in such other manner as may be determined by the Committee, including full-recourse loans by the Company, which may be secured by all or a portion of such shares of Common Stock.

                   7.   Non-Employee   Director   Stock   Options   and  Shares.
Nonqualified Stock Options to purchase 5,000 shares of Common Stock, the number of shares being


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subject to adjustment pursuant to Section 13, shall be granted  automatically to each Non- Employee Director (a) upon the date such director joins the Board or becomes a Non- Employee Director and (b) on each succeeding January 1 which is not less than 90 days after the date referred to in clause (a). In addition, a grant of shares of Common Stock having a Fair Market Value on the date of grant of $15,000 (with cash in lieu of fractional shares) shall be made automatically to each Non-Employee Director (a) upon the date such director joins the Board or becomes a Non-Employee Director and (b) on each succeeding January 1 which is not less than 90 days after the date referred to in clause (a).

                  The price at which shares may be purchased upon exercise of an Option granted to a Non-Employee Director shall be the Fair Market Value of the Common Stock on the day of grant.

                  Options granted to Non-Employee Directors shall become exercisable one year from the date of the grant thereof or upon earlier termination of service of that individual as a director for any reason and shall terminate 10 years from the date of grant.

                  Except as expressly provided in this Section 7, any Option granted to a Non-Employee Director under the Plan shall be subject to the general terms and conditions of the Plan.

                  8. Change in Control. In the event of a Change in Control, as hereinafter defined, (a) all Options shall become vested and exercisable in full, (b) the restrictions applicable to all shares of restricted Common Stock shall lapse and (c) all restricted Common Stock granted in the form of share units shall be paid out in shares of Common Stock. The Committee may, in its discretion, include such further provisions and limitations in any Award agreement as it may deem equitable, and may, in its sole discretion, make payments with respect to restricted Common Stock units in cash in an amount equal to the Fair Market Value of the Award as of the Change in Control.

                  A "Change in Control" means the occurrence of any of the following events:

                  (a) individuals who on April 17, 1997 constitute the Board together with those individuals who first become directors after that date (other than as a result of an actual or threatened election contest for directors or an actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the directors then in office who either were directors on the April 17, 1997 or whose election or nomination for election was previously so approved (the
"Continuing Directors") cease for any reason to constitute a majority of the Board;



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                  (b) any person (as  defined  in  Section  3(a)(9)  and used in
Sections 13(d)(3) and 14(d)(2) of the Exchange Act) ("Person"), other than the Company, a subsidiary of the Company, an employee benefit plan sponsored or maintained by the Company or a subsidiary of the Company or an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act)("Beneficial Owner") of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of directors (the "Company Voting Securities") unless the Person became such a Beneficial Owner as a result of a purchase of Company Voting Securities directly from the Company in a transaction approved by a majority of the Continuing Directors or pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) of this definition;

                  (c) the approval by the stockholders of the Company of a reorganization, merger, consolidation, exchange of shares or sale or other disposition of all or substantially all the assets of the Company, or the consummation of any such transaction if stockholder approval is not required or obtained, other than any such transaction pursuant to which (i) the Beneficial Owners of the Company Voting Securities outstanding immediately prior to the transaction will be the Beneficial Owners of more than 60% of the outstanding securities eligible to vote for the election of directors of the corporation resulting from such transaction or of any corporation of which such corporation is a wholly-owned subsidiary ("Parent Corporation"), (ii) no Person, other than the corporation resulting from such transaction or Parent Corporation, a subsidiary of such corporation or Parent Corporation or an employee benefit plan sponsored or maintained by such corporation or Parent Corporation or a subsidiary thereof, will become the Beneficial Owner of securities of such corporation or Parent Corporation representing 20% or more of the combined voting power of the then outstanding securities eligible to vote for the election of directors of such corporation or Parent Corporation except to the extent that such ownership existed with respect to the Company Voting Securities prior to such transaction and (iii) individuals who are Continuing Directors will constitute at least a majority of the members of the board of directors of the corporation resulting from the transaction or Parent Corporation; or

                  (d) the approval by stockholders of the Company of a complete liquidation or dissolution of the Company.

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person acquires Beneficial Ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which, by reducing the number of Company Voting Securities outstanding, increases the percentage of shares beneficially owned by such Person, provided that if a Change in Control would occur as a result of such an acquisition by the


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Company (if not for the  operation of this  sentence),  and after the  Company's acquisition such Person becomes the Beneficial Owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, then a Change in Control shall occur.

                  9. Award Agreement. Each Award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, in addition to those set forth in the Plan, which shall apply to such Award.

                  10. Withholding. The Company may deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or require a Participant to pay to the Company in cash such amount required to be withheld prior to the issuance or delivery of any shares of Common Stock or the payment of cash under the Plan. Such taxes may be paid in cash, by surrender of shares of Common Stock or with shares of Common Stock otherwise to be issued or delivered to the Participant, or by a combination thereof, or in any other manner satisfactory to the Committee. Any shares of Common Stock so delivered shall be valued at the Fair Market Value thereof on the day immediately prior to exercise or payment of an Award.

                  11. No Right of Continued Employment. Nothing contained in the Plan or in any Award shall confer upon any employee any right with respect to the continuation of employment with the Company or any of its subsidiaries or interfere in any way with the right of the Company to terminate his or her employment at any time. Nor shall anything contained in the Plan confer upon any employee or other person any claim or right to any Award under the Plan.

                  12. Governmental Compliance. Each Award granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of any shares issuable or deliverable thereunder upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition thereof or in connection therewith, such Award may not be exercised and no shares may be delivered upon the exercise or payment thereof unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  The Committee may require any person acquiring shares pursuant to an Award to represent to and agree with the Company that such person is acquiring the shares for investment and without a view to the distribution thereof.

                  All certificates for shares of Common Stock delivered under the Plan pursuant to an Award shall be subject to such stock-transfer orders and other restrictions


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as the Committee may deem advisable under any federal or state law or regulation or the requirements of any stock exchange or NASDAQ, and the Committee may cause a legend or legends to be endorsed upon any such certificate to make reference to such restrictions.

                  It is intended that the Plan satisfy the requirements of Rule 16b-3 under the Exchange Act so that Participants will be entitled to the benefit of that Rule or any other rule promulgated under Section 16 of the Exchange Act and will not be subject to short-swing liability under Section 16. Accordingly, if the operation of any provision of the Plan would conflict with this intent, such provision to the extent possible shall be interpreted or deemed amended so as to avoid such conflict.

                  13. Adjustments. In the event of any change in the outstanding shares of Common Stock (including, but not limited to, the number thereof) by reason of any stock dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of shares or other corporate change, or of any distribution to holders of Common Stock other than regular cash dividends, the number or kind of shares available for Awards under the Plan (including the calendar year limit on certain Awards) and the number of Options and shares to be issued to Non-Employee Directors may be adjusted by the Committee as it shall in its sole discretion deem equitable and the number and kind of shares subject to any outstanding Awards and the exercise price thereof may be adjusted by the Committee as it shall in its sole discretion deem equitable to preserve the value of such Awards.

                  14. No Segregation of Cash or Shares. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. Nothing contained herein shall give any person any rights greater than those of a general creditor of the Company. The Committee may, in its sole discretion, authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments with respect to Awards, provided that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

                  15. No Rights Until Certificates Delivered. Except as otherwise provided by the Committee in the applicable Award agreement, no person shall have rights as a stockholder with respect to any shares of Common Stock as a result of any Award until a certificate or certificates evidencing such shares shall have been delivered to that person and, subject to Section 13, no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which such person shall become the holder of record thereof.

                  16. Amendment. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (a) no amendment shall be made without stockholder approval if such approval is necessary to satisfy any applicable tax or


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regulatory law or regulation and the Board  determines it is appropriate to seek stockholder approval, and (b) upon or following the occurrence of a Change in Control no amendment may adversely affect the rights of any person in connection with an Award previously granted.

                  17. Governing Law. The Plan and any Award agreement shall be construed and its provisions enforced and administered in accordance with the laws of the State of Delaware.

                  18.  Effective  Date.  The Plan became  effective on April 17,
1997.

                  19. Term of Plan. Subject to earlier  termination  pursuant to
Section 16, the Plan shall have a term of 10 years from its effective date.


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